                                                                      Exhibit 24

                                            DEFERRED COMPENSATION AND STOCK PLAN

                               POWER OF ATTORNEY

     The undersigned director and/or officer, or both, of WESTINGHOUSE ELECTRIC CORPORATION, a Pennsylvania corporation (Westinghouse), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration under said Act of one hundred thousand (100,000) shares of common stock, par value $1.00 per share, of the Corporation, in connection with the Corporation's Deferred Compensation and Stock Plan, as amended, hereby constitutes and appoints Michael H. Jordan, Gary M. Clark, Fredric G. Reynolds and Louis J. Briskman, his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, his/her true and lawful attorney-in-fact and agent, for him/her and in his/her name, place and stead, in any and all capacities, to sign said Registration Statement, and any and all amendments thereto, with power where appropriate to affix the corporate seal of Westinghouse thereto and to attest said seal, and to file said Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 22nd day of April, 1996.


                                                    /s/ Michael H. Jordan
                                                    ---------------------

                                            DEFERRED COMPENSATION AND STOCK PLAN

                               POWER OF ATTORNEY

     The undersigned director and/or officer, or both, of WESTINGHOUSE ELECTRIC CORPORATION, a Pennsylvania corporation (Westinghouse), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration under said Act of one hundred thousand (100,000) shares of common stock, par value $1.00 per share, of the Corporation, in connection with the Corporation's Deferred Compensation and Stock Plan, as amended, hereby constitutes and appoints Michael H. Jordan, Gary M. Clark, Fredric G. Reynolds and Louis J. Briskman, his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, his/her true and lawful attorney-in-fact and agent, for him/her and in his/her name, place and stead, in any and all capacities, to sign said Registration Statement, and any and all amendments thereto, with power where appropriate to affix the corporate seal of Westinghouse thereto and to attest said seal, and to file said Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 30th day of April, 1996.


                                                       /s/ Gary M. Clark
                                                       -----------------

                                            DEFERRED COMPENSATION AND STOCK PLAN

                               POWER OF ATTORNEY

     The undersigned director and/or officer, or both, of WESTINGHOUSE ELECTRIC CORPORATION, a Pennsylvania corporation (Westinghouse), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration under said Act of one hundred thousand (100,000) shares of common stock, par value $1.00 per share, of the Corporation, in connection with the Corporation's Deferred Compensation and Stock Plan, as amended, hereby constitutes and appoints Michael H. Jordan, Gary M. Clark, Fredric G. Reynolds and Louis J. Briskman, his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, his/her true and lawful attorney-in-fact and agent, for him/her and in his/her name, place and stead, in any and all capacities, to sign said Registration Statement, and any and all amendments thereto, with power where appropriate to affix the corporate seal of Westinghouse thereto and to attest said seal, and to file said Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 23rd day of April, 1996.


                                           /s/  Frank C. Carlucci
                                           ----------------------

                                            DEFERRED COMPENSATION AND STOCK PLAN

                               POWER OF ATTORNEY

     The undersigned director and/or officer, or both, of WESTINGHOUSE ELECTRIC CORPORATION, a Pennsylvania corporation (Westinghouse), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration under said Act of one hundred thousand (100,000) shares of common stock, par value $1.00 per share, of the Corporation, in connection with the Corporation's Deferred Compensation and Stock Plan, as amended, hereby constitutes and appoints Michael H. Jordan, Gary M. Clark, Fredric G. Reynolds and Louis J. Briskman, his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, his/her true and lawful attorney-in-fact and agent, for him/her and in his/her name, place and stead, in any and all capacities, to sign said Registration Statement, and any and all amendments thereto, with power where appropriate to affix the corporate seal of Westinghouse thereto and to attest said seal, and to file said Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 18th day of April, 1996.


                                                       /s/ R. E. Cawthorn
                                                       ------------------

                                            DEFERRED COMPENSATION AND STOCK PLAN

                               POWER OF ATTORNEY

     The undersigned director and/or officer, or both, of WESTINGHOUSE ELECTRIC CORPORATION, a Pennsylvania corporation (Westinghouse), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration under said Act of one hundred thousand (100,000) shares of common stock, par value $1.00 per share, of the Corporation, in connection with the Corporation's Deferred Compensation and Stock Plan, as amended, hereby constitutes and appoints Michael H. Jordan, Gary M. Clark, Fredric G. Reynolds and Louis J. Briskman, his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, his/her true and lawful attorney-in-fact and agent, for him/her and in his/her name, place and stead, in any and all capacities, to sign said Registration Statement, and any and all amendments thereto, with power where appropriate to affix the corporate seal of Westinghouse thereto and to attest said seal, and to file said Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 22nd day of April, 1996.


                                                     /s/ George H. Conrades
                                                     ----------------------

                                            DEFERRED COMPENSATION AND STOCK PLAN

                               POWER OF ATTORNEY

     The undersigned director and/or officer, or both, of WESTINGHOUSE ELECTRIC CORPORATION, a Pennsylvania corporation (Westinghouse), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration under said Act of one hundred thousand (100,000) shares of common stock, par value $1.00 per share, of the Corporation, in connection with the Corporation's Deferred Compensation and Stock Plan, as amended, hereby constitutes and appoints Michael H. Jordan, Gary M. Clark, Fredric G. Reynolds and Louis J. Briskman, his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, his/her true and lawful attorney-in-fact and agent, for him/her and in his/her name, place and stead, in any and all capacities, to sign said Registration Statement, and any and all amendments thereto, with power where appropriate to affix the corporate seal of Westinghouse thereto and to attest said seal, and to file said Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 30th day of April, 1996.


                                                   /s/ William H. Gray III
                                                   -----------------------

                                            DEFERRED COMPENSATION AND STOCK PLAN

                               POWER OF ATTORNEY

     The undersigned director and/or officer, or both, of WESTINGHOUSE ELECTRIC CORPORATION, a Pennsylvania corporation (Westinghouse), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration under said Act of one hundred thousand (100,000) shares of common stock, par value $1.00 per share, of the Corporation, in connection with the Corporation's Deferred Compensation and Stock Plan, as amended, hereby constitutes and appoints Michael H. Jordan, Gary M. Clark, Fredric G. Reynolds and Louis J. Briskman, his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, his/her true and lawful attorney-in-fact and agent, for him/her and in his/her name, place and stead, in any and all capacities, to sign said Registration Statement, and any and all amendments thereto, with power where appropriate to affix the corporate seal of Westinghouse thereto and to attest said seal, and to file said Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 21st day of April, 1996.


                                                      /s/ David K. P. Li
                                                      ------------------

                                            DEFERRED COMPENSATION AND STOCK PLAN

                               POWER OF ATTORNEY

     The undersigned director and/or officer, or both, of WESTINGHOUSE ELECTRIC CORPORATION, a Pennsylvania corporation (Westinghouse), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration under said Act of one hundred thousand (100,000) shares of common stock, par value $1.00 per share, of the Corporation, in connection with the Corporation's Deferred Compensation and Stock Plan, as amended, hereby constitutes and appoints Michael H. Jordan, Gary M. Clark, Fredric G. Reynolds and Louis J. Briskman, his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, his/her true and lawful attorney-in-fact and agent, for him/her and in his/her name, place and stead, in any and all capacities, to sign said Registration Statement, and any and all amendments thereto, with power where appropriate to affix the corporate seal of Westinghouse thereto and to attest said seal, and to file said Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 19th day of April, 1996.


                                                    /s/ David T. McLaughlin
                                                    -----------------------

                                            DEFERRED COMPENSATION AND STOCK PLAN

                               POWER OF ATTORNEY

     The undersigned director and/or officer, or both, of WESTINGHOUSE ELECTRIC CORPORATION, a Pennsylvania corporation (Westinghouse), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration under said Act of one hundred thousand (100,000) shares of common stock, par value $1.00 per share, of the Corporation, in connection with the Corporation's Deferred Compensation and Stock Plan, as amended, hereby constitutes and appoints Michael H. Jordan, Gary M. Clark, Fredric G. Reynolds and Louis J. Briskman, his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, his/her true and lawful attorney-in-fact and agent, for him/her and in his/her name, place and stead, in any and all capacities, to sign said Registration Statement, and any and all amendments thereto, with power where appropriate to affix the corporate seal of Westinghouse thereto and to attest said seal, and to file said Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 19th day of April, 1996.


                                                   /s/ Richard R. Pivirotto
                                                   ------------------------

                                            DEFERRED COMPENSATION AND STOCK PLAN

                               POWER OF ATTORNEY

     The undersigned director and/or officer, or both, of WESTINGHOUSE ELECTRIC CORPORATION, a Pennsylvania corporation (Westinghouse), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration under said Act of one hundred thousand (100,000) shares of common stock, par value $1.00 per share, of the Corporation, in connection with the Corporation's Deferred Compensation and Stock Plan, as amended, hereby constitutes and appoints Michael H. Jordan, Gary M. Clark, Fredric G. Reynolds and Louis J. Briskman, his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, his/her true and lawful attorney-in-fact and agent, for him/her and in his/her name, place and stead, in any and all capacities, to sign said Registration Statement, and any and all amendments thereto, with power where appropriate to affix the corporate seal of Westinghouse thereto and to attest said seal, and to file said Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 21st day of April, 1996.


                                                   /s/ Paula Stern
                                                   ---------------

                                            DEFERRED COMPENSATION AND STOCK PLAN

                               POWER OF ATTORNEY

     The undersigned director and/or officer, or both, of WESTINGHOUSE ELECTRIC CORPORATION, a Pennsylvania corporation (Westinghouse), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration under said Act of one hundred thousand (100,000) shares of common stock, par value $1.00 per share, of the Corporation, in connection with the Corporation's Deferred Compensation and Stock Plan, as amended, hereby constitutes and appoints Michael H. Jordan, Gary M. Clark, Fredric G. Reynolds and Louis J. Briskman, his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, his/her true and lawful attorney-in-fact and agent, for him/her and in his/her name, place and stead, in any and all capacities, to sign said Registration Statement, and any and all amendments thereto, with power where appropriate to affix the corporate seal of Westinghouse thereto and to attest said seal, and to file said Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 26th day of April, 1996.


                                                       /s/ R. D. Walter
                                                       ----------------